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                                                                    EXHIBIT 99.1


                       CERTIFICATE OF THE CHIEF EXECUTIVE
                          OFFICER OF GENTEX CORPORATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S. C. 1350):

I, Fred T. Bauer, Chief Executive Officer of Gentex Corporation, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act 0f 2002 (18 U.S.C. 1350), that:

         (1) The quarterly report on Form 10-Q for the quarterly period ended March 31, 2003, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and;

         (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Gentex Corporation.


                                                GENTEX CORPORATION




Dated:      May 5, 2003                         By: /s/ Fred T. Bauer
         -----------------                         -----------------------------
                                                   Fred T. Bauer

                                                Its: Chief Executive Officer














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